UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 5, 2004


                         Commission File Number 0-11695
                                                -------



                           APEX RESOUCRES GROUP, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                 NEVADA                                   87-0403828
                 ------                               -----------------
     (State or other jurisdiction of          (I.R.S. Employer Identification
      incorporation or organization)                        Number)




             136 East South Temple, Suite 1600, Salt Lake City, Utah
             -------------------------------------------------------
                    (Address of principal executive offices)

                                      84111
                                    ---------
                                   (Zip Code)


                                 (801) 363-2599
                                 --------------
                (Registrant's Executive Office Telephone Number)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 5, 2004, Apex Resources Group, Inc., (the "Company") dismissed Sellers & Andersen, from it position as its independent accountants. The Company's board of directors participated in and approved the decision to change independent accountants.

         The audit report of Sellers & Andersen, on September 24, 2003, for the year ended June 30, 2003, contained a modification expressing substantial doubt as to Company's ability to continue as a going concern. Those audit reports contained no other adverse opinion, discloaimer of opinion or modification of the opinion.

         In connection with its audits for the past two fiscal years and review of unaudited financial statements through September 30, 2003, there have been no disagreements with Sellers & Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Sellers & Anderseon, would have caused them to make reference thereto on the financial statements.

         During the two most recent fiscal years and through June 302 2003, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v).

         The Company has provided Sellers & Andersen a copy of this Form 8-K and has requested Sellers & Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Sellers & Andersen agrees with the above statements. A copy of the letter provided to the Company by Sellers & Andersen in response to this request is filed as Exhibit 16.1 to this Form 8-K.

         On February 5, 2004,  the Company  engaged  Madsen & Associates,  CPAs,
Inc., to audit its financial statements for the year ending June 30, 2004. During the two most recent fiscal years and through September 30, 2003, the Company has not consulted with Madsen & Associates regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Exhibits

         16.1 Letter of Sellers & Andersen dated February 5, 2004 regarding the disclosure contained in Item 4 of this report on Form 8-K.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EMPS CORPORATION



Date: February 5, 2004                    By /s/ Robert Gill
                                             ----------------------------
                                             Robert Gill, Vice President



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